Exhibit 99.1
SUPPLEMENT TO CONSENT SOLICITATION STATEMENT
(Dated February 24, 2016)

This Supplement to Consent Solicitation Statement, dated February 24, 2016 (this “Supplement”), supplements the Consent Solicitation Statement, dated January 7, 2016 (the “Consent Solicitation Statement”), from holders of record as of 5:00 p.m. New York City time on January 6, 2016 of the outstanding 7.45% Quarterly Interest Bonds due 2032 issued by The Phoenix Companies, Inc. (the “Company”).  The supplemental disclosures set forth in this Supplement should be read alongside the Consent Solicitation Statement, and to the extent that information in this Supplement differs from or updates information contained in the Consent Solicitation Statement, this Supplement shall control.  The description of the form of Fourth Supplemental Indenture included in the Consent Solicitation Statement is a summary and is qualified in its entirety by the terms of the form of Fourth Supplemental Indenture and underlying indentures.  Defined terms used but not otherwise defined herein have the meanings set forth in the Consent Solicitation Statement.  All references to the Proposed Amendment are deemed to refer to the Proposed Amendment, as modified by this Supplement.

With this Supplement, the Company is announcing an extension of the Expiration Date to 5:00 p.m., New York City time, on March 4, 2016.  Holders who are eligible to participate in the Consent Solicitation may provide consents, or revoke consents previously provided, up to that time.  The Company may extend the Expiration Date pursuant to the terms of the Consent Solicitation Statement.

1.	The Introduction of the Consent Solicitation Statement is hereby supplemented as follows:

The last sentence in the second full paragraph on page 2 of the Introduction of the Consent Solicitation Statement is deleted in its entirety and replaced with the following sentences:

If the Merger is consummated and the Securities are delisted, the Company will no longer be required to file SEC Reports (as defined below) with the SEC and will not be required to file reports with the Trustee or the SEC pursuant to the terms of the Indenture or the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).  The Proposed Amendment would require the Company to deliver to the Trustee and make available to Holders certain annual financial statements, quarterly financial statements and reports on certain current events.

The following disclosure is added following the sentence regarding the ownership of Securities by the Company and affiliates in the third full paragraph on page 4 of the Introduction of the Consent Solicitation Statement:

The Company has no current intention to sell its Securities.  Because they are held by Phoenix Life, an affiliate of the issuer, unless they are sold pursuant to a registration statement filed with the Securities and Exchange Commission, a party buying them from the affiliate would receive “restricted securities”, as defined under U.S. federal securities laws, transfers by the buyer would be subject to restrictions under the securities laws, and they would not be fungible with Securities currently held by the general public.  The Company has no current intention to file such a registration statement.

2.	The Section entitled “Questions and Answers about the Consent Solicitation” of the Consent Solicitation Statement is hereby supplemented as follows:

The paragraph following “Q: If the Proposed Amendment is approved by the Requisite Consents and the Merger is consummated, how will I get financial statements and other information about the Company and the Securities?” on page 10 of the Consent Solicitation Statement is deleted in its entirety and replaced with the following paragraph:

A: If the Proposed Amendment is approved by the Requisite Consents, the Fourth Supplemental Indenture is executed, and the Proposed Amendment becomes effective upon consummation of the Merger, and the Company is no longer required to file SEC Reports and is not otherwise required to file information, documents, or reports with the Trustee or the SEC pursuant to the Trust Indenture Act, the Company will make information available to Holders as follows:

(1)
Information to be provided on the Company’s Website: Copies of the Indenture and all supplements and amendments thereto will be posted to http://phoenixwm.com/ (or any successor website of the Company) within a reasonable time following the execution of any amendment to the Indenture, and such information shall be publicly accessible, without any restrictions on access until such time as there is no public ownership of the Securities.

(2)
Information to be provided on a Password Protected Website: The information set forth below will be posted to a website, managed and maintained by the Company (and its successors and assigns), within a reasonable time once such information becomes available.  Access to such website will be limited to persons (“Requestors”) who affirm that they are a current or prospective Holder, securities analyst, or market maker, and agree to restrict their use of such information as set forth in an access form substantially in the form of Appendix B attached hereto (“Access Form”) to be completed by the Requestor.  Such access shall be provided by means of a user name and password.  The user name and password will be issued to the Requestor within five (5) business days after the electronic submission of the Access Form. The Access Form shall be publicly accessible on Phoenix’s website, http://phoenixwm.com/ (or any successor website of the Company).  The Company (and its successors and assigns) shall be responsible for all costs of the development, implementation and maintenance of the websites and its infrastructure.

(a)	The financial statements and related information required under Section 704, as amended by the Fourth Supplemental Indenture;

(b)	The information required to be made available to Holders pursuant to the Trust Indenture Act (provided that such information is not required to be filed with the SEC); and

(c)	Quarterly and annual general account financial statements of Phoenix Life and PHL Variable (and their successors and assigns) filed with state insurance regulators of such entities.

The information shall be provided in the form of a readable, printable and downloadable PDF (or equivalent format).

The following disclosure is added as a new paragraph on page 12 of the Consent Solicitation Statement:

Q: What are the duties of the Trustee with respect to reports, information or documents provided to the Trustee pursuant to the Proposed Amendment?

A: The Proposed Amendment applies only to the reports, information or documents identified in the proposed language amending Section 704 of the Indenture.  Prior to an Event of Default, the Trustee has only those duties that are specifically set out in the Indenture and the Trust Indenture Act. The Proposed Amendment provides that the Trustee shall have no duty to examine reports, information or documents provided by the Company under the Proposed Amendment to Section 704, as the delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute notice or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants in the Indenture (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates delivered under the Indenture).  Notwithstanding the Proposed Amendment, the Trustee shall remain subject to the Trust Indenture Act and the provisions of the Indenture as amended by the Proposed Amendment.

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3.	The Section entitled “Rationale for the Solicitation” of the Consent Solicitation Statement is hereby supplemented as follows:

The following paragraph is added immediately prior to the paragraph beginning “For a more detailed description . . . ” on page 14 of the Consent Solicitation Statement:

The Company anticipates that (a) the annual financial statements provided pursuant to paragraph (1) above will be presented in a format similar to the presentation of the financial statements included in “Part IV. Item 15. Exhibits, Financial Statement Schedules” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and (b) the quarterly financial statements provided pursuant to paragraph (2) above will be presented in a format similar to the presentation of the financial statements included in “Item 1. Financial Statements” of the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2015, in each case revised as appropriate to reflect the Company’s private company status and changes to accounting requirements to the extent such changes apply to the Company.

4.	The Section entitled “Risk Factors” of the Consent Solicitation Statement is hereby supplemented as follows:

The following disclosure set forth by underline is added as a supplement to the first risk factor in the subsection entitled “Risks Related to the Solicitation” on page 26 of the Consent Solicitation Statement:

If the Requisite Consents for the Proposed Amendment are not received and the Merger is consummated, the Company may not be required pursuant to the terms of the Indenture to deliver to the Trustee or make available to Holders all of the information required by the Proposed Amendment.

Pursuant to the terms of the Merger Agreement, the Company has agreed, at Nassau’s sole expense, to use its reasonable best efforts to solicit bondholders to amend the Indenture.  If the Merger is consummated and the Company is no longer required to file SEC Reports with the SEC and is not otherwise required to file reports with the Trustee or the SEC pursuant to the Trust Indenture Act, the Proposed Amendment would require the Company to deliver to the Trustee and make available to Holders certain annual financial statements, quarterly financial statements and reports on certain current events.  There can be no assurance that we will receive the Requisite Consents to the Proposed Amendment on a timely basis, or at all.  Upon consummation of the Merger, the Company will be a wholly owned subsidiary of Nassau and the Company may determine to delist the Securities from the NYSE or deregister the Securities under the Exchange Act at that time.  If the Merger is consummated and the Securities are delisted from the NYSE, the Company believes it would have no obligation under the securities laws, as currently applicable, to file SEC Reports with the Trustee or the SEC.  Nevertheless, the Proposed Amendment would require the Company to provide to the Trustee and make available to Holders the information set forth in the Proposed Amendment, to which they would not otherwise be entitled.  If the Proposed Amendment is not approved and effective at that time, then the Company may not be required to provide to the Trustee or make available to Holders the financial statements and related information of the Company as set forth in the Proposed Amendment.

5.	The Section entitled “The Proposed Amendment – The Proposed Amendment” of the Consent Solicitation Statement is hereby supplemented as follows:

The following disclosure is added to the end of the first full paragraph on page 28 of the Consent Solicitation Statement:

For the avoidance of doubt, because the Company will be the surviving corporation after its merger with Nassau’s Merger Sub, the Company will continue to be the obligor under the Indenture, and no supplemental indenture is required pursuant to Section 801(a)(2) of the Indenture.

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6.	The Section entitled “The Proposed Amendment” of the Consent Solicitation Statement is hereby supplemented as follows:

The following disclosure is added as a new paragraph before the paragraph entitled “Text of the Proposed Amendment to Indenture” on page 28 of the Consent Solicitation Statement:

The Form of the proposed Fourth Supplemental Indenture is attached hereto as Appendix A.

The following modifications set forth by underline are added to the text of the Proposed Amendment to Indenture on pages 29 and 30 of the Consent Solicitation Statement:

If the Company is not otherwise required to file information, documents or reports with the Trustee or the Commission pursuant to any of the preceding provisions of this Section 704, then the Company shall deliver to the Trustee and make available to Holders (1) within one hundred and twenty (120) days following the end of each fiscal year of the Company, the consolidated financial statements of the Company for such year prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), together with a report thereon by the Company’s independent auditors (it being understood that the Company shall not be required to include any separate consolidating financial information with respect to the Company, any Subsidiary, any joint venture or any other Affiliate of the Company, or any separate financial statements or information for the Company, any Subsidiary, any joint venture or any other Affiliate of the Company), (2) within sixty (60) days after the end of each of the first three fiscal quarters in each fiscal year of the Company, the condensed consolidated financial statements of the Company for such quarter prepared in accordance with GAAP (it being understood that the Company shall not be required to include any separate consolidating financial information with respect to the Company, any Subsidiary, any joint venture or any other Affiliate of the Company, or any separate financial statements or information for the Company, any Subsidiary, any joint venture or any other Affiliate of the Company), and (3) information substantially similar to the information that would be required to be included in a Current Report on Form 8-K filed with the Commission by the Company (if the Company were required to prepare and file such form) pursuant to Item 1.03 (Bankruptcy or Receivership), 2.01 (Completion of Acquisition or Disposition of Assets), 4.01 (Changes in Registrant’s Certifying Accountant) or 5.01 (Changes in Control of Registrant) of such form or similarly corresponding items of any revisions implemented by the Commission to such form (and in any event excluding, for the avoidance of doubt, the financial statements, pro forma financial information and exhibits, if any, that would be required by Item 9.01 (Financial Statements and Exhibits) of such form), within five (5) Business Days after the date of filing that would have been required for a Current Report on Form 8-K (it being understood that the Company will be deemed to have satisfied the foregoing requirements if any parent of the Company furnishes or makes available information of the type otherwise so required within the applicable time periods and the Company is not required to make available such information separately under the applicable rules and regulations of the Commission (after giving effect to any exemptive relief) because of the filings by such parent). The Trustee shall have no duty to examine any such reports, information or documents. In connection with this paragraph, it is understood that the Company shall not be required to (a) comply with Section 302, Section 404 and Section 906 of the Sarbanes Oxley Act of 2002, as amended, or related Items 307, 308 and 308T of Regulation S-K under the Securities Act or (b) comply with Rule 3-10 and Rule 3-16 of Regulation S-X under the Securities Act.

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Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to regulatory approvals and the expected timing, completion and effects of the Merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by the Company and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE.  Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements.  These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, which could have a material adverse effect on us and our stock price; the inability to consummate the Merger, or the inability to consummate the Merger in the timeframe or manner currently anticipated, due to the failure to satisfy conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction could have a material adverse effect on us and our stock price.  Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements.  Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at http://phoenixwm.com/ under “Investor Relations.” You are urged to carefully consider all such factors.  Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, no assurance can be given that such expectations will prove to have been correct and persons reading this material are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement.  Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this material, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this material, such statements or disclosures will be deemed to modify or supersede such statements in this material.

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APPENDIX A

FORM OF FOURTH SUPPLEMENTAL INDENTURE

This FOURTH SUPPLEMENTAL INDENTURE (this “Fourth Supplemental Indenture”), dated as of [●], 2016, between The Phoenix Companies, Inc., a Delaware corporation (the “Company”), and U.S. Bank National Association, a national banking association, as successor trustee to SunTrust Bank, as Trustee (the “Trustee”), amends the Indenture, dated as of December 27, 2001, between the Company and the Trustee (the “Original Indenture”), as amended by that certain First Supplemental Indenture, dated as of January 18, 2013 (the “First Supplemental Indenture”), that certain Second Supplemental Indenture, dated as of May 23, 2013, between the Company and the Trustee (the “Second Supplemental Indenture”) and that certain Third Supplemental Indenture, dated as of February 21, 2014, between the Company and Trustee (the “Third Supplemental Indenture”, and together with the Second Supplemental Indenture, the First Supplemental Indenture and the Original Indenture, the “Indenture”), pursuant to which $300,000,000 aggregate principal amount of the Company’s 7.45% Quarterly Interest Bonds due 2032 were issued (the “Securities”).  Capitalized terms used in this Fourth Supplemental Indenture and not defined are used with the meanings given to such terms in the Indenture.
RECITALS OF THE COMPANY

WHEREAS, Section 902 of the Indenture provides that, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of Securities under the Indenture; and

WHEREAS, the Company has received and delivered to the Trustee Acts of Holders evidencing consents of the Holders of not less than a majority in principal amount of the Outstanding Securities to the amendment to the Indenture set forth in this Fourth Supplemental Indenture (the “Amendment”); and

WHEREAS, the Company has requested that the Trustee join with it in entering into this Fourth Supplemental Indenture for the purpose of effecting the Amendment as permitted by Section 902 of the Indenture and has furnished to the Trustee Board Resolutions authorizing the Amendment and this Fourth Supplemental Indenture, an Officers’ Certificate pursuant to Section 102 of the Indenture and an Opinion of Counsel pursuant to Sections 102 and 903 of the Indenture; and

WHEREAS, all other things necessary in order to execute and deliver this Fourth Supplemental Indenture have been obtained; and

NOW, THEREFORE, in order to amend the terms of the Indenture with respect to the Securities, and in consideration of the premises, it is mutually agreed by the Company and the Trustee, for the equal and ratable benefit of all Holders of the Securities, as follows:

1.             Reports by Company.  Section 704 of the Indenture is hereby amended to read in its entirety as follows:

Section 704.  Reports by Company.

The Company shall, except as otherwise provided in this Section 704:

(1)           file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission under the Trust Indenture Act, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(2)           file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(3)           transmit by mail, to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to Clauses (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

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If the Company is not otherwise required to file information, documents or reports with the Trustee or the Commission pursuant to any of the preceding provisions of this Section 704, then the Company shall deliver to the Trustee and make available to Holders (1) within one hundred and twenty (120) days following the end of each fiscal year of the Company, the consolidated financial statements of the Company for such year prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), together with a report thereon by the Company’s independent auditors (it being understood that the Company shall not be required to include any separate consolidating financial information with respect to the Company, any Subsidiary, any joint venture or any other Affiliate of the Company, or any separate financial statements or information for the Company, any Subsidiary, any joint venture or any other Affiliate of the Company), (2) within sixty (60) days after the end of each of the first three fiscal quarters in each fiscal year of the Company, the condensed consolidated financial statements of the Company for such quarter prepared in accordance with GAAP (it being understood that the Company shall not be required to include any separate consolidating financial information with respect to the Company, any Subsidiary, any joint venture or any other Affiliate of the Company, or any separate financial statements or information for the Company, any Subsidiary, any joint venture or any other Affiliate of the Company), and (3) information substantially similar to the information that would be required to be included in a Current Report on Form 8-K filed with the Commission by the Company (if the Company were required to prepare and file such form) pursuant to Item 1.03 (Bankruptcy or Receivership), 2.01 (Completion of Acquisition or Disposition of Assets), 4.01 (Changes in Registrant’s Certifying Accountant) or 5.01 (Changes in Control of Registrant) of such form or similarly corresponding items of any revisions implemented by the Commission to such form (and in any event excluding, for the avoidance of doubt, the financial statements, pro forma financial information and exhibits, if any, that would be required by Item 9.01 (Financial Statements and Exhibits) of such form), within five (5) Business Days after the date of filing that would have been required for a Current Report on Form 8-K (it being understood that the Company will be deemed to have satisfied the foregoing requirements if any parent of the Company furnishes or makes available information of the type otherwise so required within the applicable time periods and the Company is not required to make available such information separately under the applicable rules and regulations of the Commission (after giving effect to any exemptive relief) because of the filings by such parent).  The Trustee shall have no duty to examine any such reports, information or documents.  In connection with this paragraph, it is understood that the Company shall not be required to (a) comply with Section 302, Section 404 and Section 906 of the Sarbanes-Oxley Act of 2002, as amended, or related Items 307, 308 and 308T of Regulation S-K under the Securities Act or (b) comply with Rule 3-10 and Rule 3-16 of Regulation S-X under the Securities Act.

Notwithstanding any other provision of this Section 704 or this Indenture, the documents and reports referred to in this Section 704 that the Company would have been required to file with the Trustee on any date on or before the Covenant Reversion Date, but for this sentence, will not be required to be filed by the Company until the Covenant Reversion Date, and the filing by the Company with the Commission of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, its Annual Report on Form 10-K for the year ended December 31, 2012, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, its Annual Report on Form 10-K for the year ended December 31, 2013 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 on or prior to the Covenant Reversion Date shall fully satisfy the requirement to file reports with the Trustee for any periods prior to the Covenant Reversion Date.

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2.             Miscellaneous.

(a)           Recitals by the Company.  The recitals contained in this Fourth Supplemental Indenture shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Fourth Supplemental Indenture.

(b)           Ratification and Incorporation of Indenture.  Except as amended hereby, the Indenture is in all respects ratified and confirmed, and all of the terms thereof shall remain in full force and effect.  This Fourth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Fourth Supplemental Indenture forms a part thereof for all purposes.  The Indenture and this Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument, and every Holder of Securities heretofore and hereafter authenticated and delivered under the Indenture shall be bound by the Indenture as amended hereby.

(c)           Effectiveness.     This Fourth Supplemental Indenture is effective as of the date hereof; provided, however, that the Amendment set forth in Section 1 of this Fourth Supplemental Indenture shall not become operative unless, and until, the merger between Nassau Reinsurance Group Holdings, L.P., a Delaware limited partnership, and the Company contemplated by the Agreement and Plan of Merger, dated September 28, 2015, is consummated (the “Operative Time”).  The Company shall give the Trustee prompt written notice of the occurrence of the Operative Time, upon which the Trustee may conclusively rely.

(d)           Execution in Counterparts.  This Fourth Supplemental Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

(e)           Governing Law.  THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(f)           Successors and Assigns.  All covenants and agreements in this Fourth Supplemental Indenture of the Company shall bind its respective successors and assigns, whether so expressed or not.

(g)           Severability.  If any provision of this Fourth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, each party hereto has caused this Fourth Supplemental Indenture to be signed in its name and on its behalf by one of its duly authorized officers, to be effective as of the date set forth above.

THE PHOENIX COMPANIES, INC.

By:	/s/
Name:	Bonnie J. Malley
Title:	Executive Vice President and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:	David Ferrell
Title:	Vice President

Appendix A

APPENDIX B

THE PHOENIX COMPANIES, INC.
$300,000,000 7.45% Quarterly Interest Bonds due 2032
SECURE FINANCIAL INFORMATION PORTAL1

REQUESTS FOR ACCESS TO SECURE FINANCIAL INFORMATION PORTAL

The Phoenix Companies, Inc. (“Phoenix”) is now privately-owned and our 7.45% Quarterly Interest Bonds due 2032 (“Bonds”) are no longer listed for trading on the New York Stock Exchange.  As a result, we restrict access to our financial information. Only current holders or prospective purchasers of, as well as securities analysts and market makers, are eligible to obtain access to the Secure Financial Information Portal to which we have agreed to post certain reports required by the Indenture, as supplemented, governing the Bonds.

To apply for access to the Secure Financial Information Portal, please complete and submit the application below.  Within five (5) business days of electronic submission of your application eligible users will receive an email with instructions on how to access the Secure Financial Information Portal.  Phoenix will not provide access to the Secure Financial Information Portal to any person who does not fully complete the following form.  Phoenix reserves the right to deny or withdraw access to any user if Phoenix determines in good faith that such user does not satisfy the criteria for access to the Secure Financial Information Portal or has violated any Phoenix terms and conditions including those terms and conditions applicable to users of the Secure Financial Information Portal.

Name: [_____________]
Email address: [___________]
Mailing address: [____________]
Telephone Number:[___________]
Name of Bank/Broker where Bonds are held: [__________]*
Principal Amount of Bonds held: [___________]*
*Information required for Current Bondholders only.

Select a Category:
By selecting a category below, you are certifying that you fall into the category selected and are a person into whose possession the information on the Financial Information Portal may be lawfully delivered.  Unlawful entry into the Financial Information Portal is strictly prohibited.

[__] Current Bondholder: The institution/company or individual (if request is on behalf of the individual named above) (i) confirms that it is a beneficial owner of the Bonds; (ii) agrees to not share or distribute such information to any third party other than in connection with its evaluating its investment in the Bonds and/or to facilitate a sale of its Bonds; and (iii) agrees to not use such information for any purpose other than evaluating its investment in the Bonds.

[__] Prospective Purchaser of the Bonds: The institution/company or individual (if request is on behalf of the individual named above) (i) confirms that it is a prospective purchaser of the Bonds; (ii) agrees to not share or distribute such information to any third party other than in connection with its evaluating its prospective investment in the Bonds; and (iii) agrees to  not use such information for any purpose other than evaluating its prospective investment in the Bonds.

1 The Phoenix Companies, Inc. website is subject to customary terms and conditions and terms of use that are applicable to all users. In addition to these terms, Phoenix reserves the right to modify the webpages and related Terms and Conditions associated with the Secure Financial Information Portal including in connection with any third party vendor requirements, customer privacy, Phoenix privacy policies, cybersecurity, data protection, confidentiality, or any applicable laws.

Appendix B

[__] Securities Analyst/Market Maker: The institution/company or individual (if request is on behalf of the individual named above): (i) confirms that it is a securities analyst/market maker; and (ii) agrees to use such information solely to analyze or evaluate the Bonds for purposes of advising clients about their clients’ current or prospective investment in Bonds and their investment potential and value.

By clicking the below “submit” button, you affirm that the above information is true and that your use of the information will be limited as set forth above.

[SUBMIT]

ACCESS TO SECURE FINANCIAL INFORMATION PORTAL
USER:

[_____________]

PASSWORD:

[_____________]

By accessing the Secure Financial Information Portal and/or any materials and information contained therein, you are certifying that you acknowledge your agreement to be bound by the terms and conditions that exist at the time of your acceptance and securing access to the materials and information contained therein, without limitation or qualification, and all applicable laws.

Unauthorized use of the Secure Financial Information Portal including, but not limited to, unauthorized entry or misuse of any materials or information posted to the Secure Financial Information Portal, is strictly prohibited.

TERMS AND CONDITIONS OF SECURE FINANCIAL INFORMATION PORTAL

Current or prospective holders of The Phoenix Companies, Inc. (“Phoenix”) 7.45% Quarterly Interest Bonds due 2032 (“Bonds”), as well as securities analysts and market makers, with authorization to access to the Secure Financial Information Portal (“Secure Financial Information Portal”) must accept and acknowledge agreement to the terms and conditions set forth below that govern access to the Secure Financial Information Portal and use of the materials and the information contained therein (the “Terms and Conditions”).

Please read carefully the important Terms and Conditions set forth below.  Access to and use of this Secure Financial Information Portal is conditioned upon your agreement to and compliance with the Terms and Conditions.  You must acknowledge and agree to the Terms and Conditions and to not undertake any act or omission that would constitute a breach of the Terms and Conditions.

Reservation of Rights. Phoenix reserves the right, at our discretion, to change, modify, add, or remove portions of these Terms and Conditions at any time, without providing notice. Each time you seek access to the Secure Financial Information Portal, you should read the Terms and Conditions in their entirety prior to acceptance. At all times, you are bound by the then-current version of the Terms and Conditions.

Monitoring and Tracking. You acknowledge that Phoenix continuously monitors and tracks the access of all users of the Secure Financial Information Portal and maintains records of such information.

Use of Content. The Secure Financial Information Portal is intended only to provide current bondholders, prospective purchasers of Bonds, and securities analysts and market makers with certain periodic financial reports of Phoenix.

The materials and information on the Secure Financial Information Portal are confidential and are being shown to you solely for general informational purposes, and to evaluate investment or prospective investment in the Bonds, facilitate a purchase or sale of the Bonds, and analyze or evaluate the Bonds for purposes of advising clients about the Bonds and their investment potential and value.   The materials and information on the Secure Financial Information Portal may not be retransmitted or distributed to any third party, or copied, published, scanned, downloaded, printed or otherwise captured, in whole or in part, other than in connection with evaluating investment or prospective investment in the Bonds and/or facilitating a purchase or sale of the Bonds.

You represent and warrant that you will not use this Secure Financial Information Portal for any purpose that is unlawful or prohibited by these Terms and Conditions, or in attempting to or actually disrupting, impairing or otherwise interfering with the operation or integrity of the Secure Financial Information Portal or circumventing any Secure Financial Information Portal security system; collecting any information about other users of the Secure Financial Information Portal; or systematically extracting content contained on the Secure Financial Information Portal for any purpose other than in connection with evaluating investment or prospective investment in the Bonds and/or facilitating a purchase or sale of the Bonds.

Use of Electronic Form. The materials and information contained on the Secure Financial Information Portal have been made available to you in electronic form and neither Phoenix nor any of our affiliates or respective directors, officers, employees, representatives or agents (or any related person or entity) warrants that its use will be uninterrupted or free of error. You are reminded that documents transmitted through this medium may be altered or changed during the process of electronic transmission and consequently neither Phoenix nor any of our affiliates or respective directors, officers, employees, representatives or agents (or any related person or entity) accepts any liability or responsibility whatsoever in respect of any difference between the materials or information made available to you in electronic format and the original, hard copy version.

Risks and Uncertainties. Certain of the materials and information contained on the Secure Financial Information Portal may contain certain prospective statements or future expectations, estimates or other forward-looking statements that are based on management’s current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied in such statements. In addition to statements which are forward-looking by reason of context, the words “may, will, should, expects, plans, intends, anticipates, believes, estimates, predicts, potential, or continue” and similar expressions identify forward-looking statements.  Phoenix assumes no obligation to update any forward-looking information contained in any of the materials or information contained on the Secure Financial Information Portal.

No Offer, Solicitation or Recommendation. The materials and information on the Secure Financial Information Portal should not be construed as an offer, solicitation of an offer or recommendation to buy or sell or maintain ownership of any securities of Phoenix. The Bonds are not listed on any national securities exchange and are not being offered or sold, directly or indirectly, by Phoenix or any of its affiliates.

Advice or Representations. The availability of the materials and information on the Secure Financial Information Portal is not and does not purport to be presented for the purposed of giving investment, tax, accounting, legal regulatory or other advice, and should not be considered other than for general informational purposes, and to evaluate investment or prospective investment in the Bonds, facilitate a purchase or sale of the Bonds, and analyze or evaluate the Bonds for purposes of advising clients about the Bonds and their investment potential and value. The Secure Financial Information Portal and contents therein should not be construed as a recommendation by Phoenix or any of our affiliates or respective directors, officers, employees, representatives or agents (or any related person or entity) to hold, sell or purchase Bonds. Neither Phoenix nor any of our affiliates or respective directors, officers, employees, representatives or agents (or any related person or entity) makes any representation or warranty with respect to the substance of the materials and  information made available on the Secure Financial Information Portal.

Nothing shall under any circumstances create any implication that any of the materials or information made available on the Secure Financial Information Portal is correct as of any time subsequent to the date of such materials or information or that there has not been change to such materials or information or in the affairs of Phoenix or any of our affiliates since the date of such materials or information. Neither Phoenix nor any of our affiliates or respective directors, officers, employees, representatives or agents (or any related person or entity) has any duty to maintain or update materials or information currently on the Secure Financial Information Portal.

Phoenix does not act as an adviser to, and does not owe any fiduciary duty to, any person accessing the Secure Financial Information Portal. If you are in doubt about any information or materials made available on the Secure Financial Information Portal, you should seek independent advice. The information contained in the Secure Financial Information Portal is not tailored for any particular potential investor, and the availability of such information should not be construed as providing investment advice and is not intended to replace information or consultation provided by a professional financial or investment advisor. Any person accessing materials or information on the Secure Financial Information Portal should also be aware that such materials or information may contain additional disclaimers or limitations on liability, and should read and make themselves aware of any such disclaimers.

Disclaimer of Liability. The content on the Secure Financial Information Portal has no regard to the specific investment objectives, financial situation or particular needs of any person with access. The information is historical in nature. No liability whatsoever, whether in contract, tort, strict liability or otherwise, for any direct, indirect, incidental, consequential, punitive or special damages arising out of or in a way connected with your access or inability to access the Secure Financial Information Portal or any failure of performance, interruption, defect, delay in transmission, computer viruses or other harmful components, or line or system failure associated with the Secure Financial Information Portal, regardless of our knowledge thereof, is or will be accepted by Phoenix or any of our affiliates or respective directors, officers, employees, representatives or agents (or any related person or entity)  for any loss or damage howsoever arising from your access to the Secure Financial Information Portal or the materials or information contained therein.

You expressly absolve and release Phoenix, any of our affiliates or respective directors, officers, employees, representatives or agents (or any related person or entity), from any claim of harm resulting from a cause beyond our control including, but not limited to, the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems, computer viruses or software failures, unauthorized access, theft, operator errors, severe weather, earthquakes, or natural disasters, strikes or other labor problems, wars, acts of domestic or foreign terrorism or governmental restrictions.

Jurisdiction and Severability. Any action arising out of these Terms and Conditions or the Secure Financial Information Portal shall be litigated in, and only in, courts located in Connecticut, and you agree to submit to the exclusive jurisdiction of those courts and further agree that they are a convenient forum for you.

In the event that any provision of these terms is held unenforceable, the validity or enforceability of the remaining provisions will not be affected, and the unenforceable provision will be replaced with an enforceable provision that comes close to the intention underlying the unenforceable provision.

BY CLICKING “I AGREE” BELOW, YOU ACKNOWLEDGE THAT YOU HAVE READ THE FOREGOING TERMS AND CONDITIONS IN THEIR ENTIRETY AND YOU ARE ACCEPTING EACH OF THE TERMS AND CONDITIONS OF ACCESS TO THE SECURE FINANCIAL INFORMATION PORTAL AND THAT YOU FURTHER AGREE TO BE BOUND BY THE TERMS AND CONDITIONS.  YOU AGAIN CONFIRM THAT PHOENIX HAS AUTHORIZED YOU TO ACCESS THE SECURE FINANCIAL INFORMATION PORTAL AND YOU ARE DOING SO FOR INFORMATIONAL PURPOSES OR TO FACILITATE A PURCHASE OR SALE ONLY AND WILL DO SO IN ACCORDANCE WITH TERMS AND CONDITIONS AND APPLICABLE LAWS. IF YOU CANNOT SO CERTIFY, YOU MUST CLICK “I DO NOT AGREE” OR OTHERWISE EXIT THIS WEBSITE.

[__] Yes, I agree to the Terms and Conditions                [__] No, I do not agree to the Terms and Conditions